FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

             Date of Report:   December 20, 2004


                       BORGWARNER INC.
   (Exact name of registrant as specified in its charter)


           Delaware              1-12162
                                                    13-3404508
     (State of Incorporation)(Commission File No.)  (IRS
     Employer                          Identification No.)

               5435 Corporate Drive, Suite 150
                       Troy, MI 48098
          (Address of principal executive offices)

    Registrant's telephone number, including area code:
                       (248) 373-5550

     [ ]   Written communications pursuant to Rule 425
           under the Securities Act (17 CFR 230.425)
     [ ]   Soliciting material pursuant to Rule 14a-12
           under the Exchange Act (17 CFR 240.14a-12)
     [ ]   Pre-commencement communications pursuant to Rule
           14d-2(b) under the Exchange Act (17 CFR
           240.14d-2[b])
     [ ]   Pre-commencement communications pursuant to Rule
           13e-4[c] under the Exchange Act (17 CFR
           240.13e-4[c])


     Item 8.01 Other Events

           On December 17, 2004, BorgWarner Germany GmbH
     ("BorgWarner Germany"), a wholly owned German subsidiary of BorgWarner Inc. ("BorgWarner"), received notice from the European Commission (the "EC") that the EC would not oppose BorgWarner Germany's previously announced acquisition of approximately 63% of shares of outstanding stock of Beru AG, a German publicly-traded company.





     SIGNATURES

           Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         BORGWARNER INC.



                         By:/s/ Vincent M. Lichtenberger
                         --------------------------------
                         Vincent M. Lichtenberger
                         Assistant Secretary

     Dated: December 20, 2004